American Century Government Income Trust Prospectus Supplement Capital Preservation Fund
Supplement dated April 2, 2009 ¡ Prospectus dated August 1, 2008

Effective March 31, 2009, Lynn Paschen, Portfolio Manager for Capital Preservation, has taken a temporary leave of absence from American Century Investments.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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